                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                               ----------------



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):September 17, 1997



                       United States Filter Corporation

            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




           Delaware                  1-10728             33-0266015
  ----------------------------      ------------     ------------------
  (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)           File Number)     Identification No.)


            40-004 Cook Street, Palm Desert, California      92211
            -------------------------------------------    ----------
             (Address of principal executive offices)      (Zip code)



      Registrant's telephone number, including area code:  (760)340-0098



                              Page 1 of 6 pages.
                       Exhibit Index Appears on Page 6.

Item 5.     Other Events.

  On September 17, 1997, United States Filter Corporation, a Delaware corporation (the "Company") acquired, through wholly owned subsidiaries, all of the partnership interests in Western Farms, L.P., a California limited partnership ("WFLP"), and FW Ranchlands L.P., a Texas limited partnership ("FWRLP"), in exchange for an aggregate of 8,000,000 shares (the "Initial Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock") and non-transferable warrants (the "Warrants") to purchase an aggregate of 1,200,000 shares of the Common Stock (such shares together with the Initial Shares, the "Shares"), issuable pursuant to a Warrant Agreement by and among the Company and the Sellers identified below (the "Warrant Agreement"). Warrants to purchase 600,000 shares are exercisable at each of $50.00 per share and $60.00 per share at any time after the first sale of water from water rights appurtenant to the Properties (as defined below) and the receipt of consideration therefor, and expire on September 17, 2007. The consideration for the acquisition of such partnership interests was determined by arms' length negotiations between representatives of the parties.

  The interests in WFLP and FWRLP were purchased from Western Farm & Cattle Company, a California corporation, California Land & Cattle Company, a Delaware corporation, N. N. Investors, L.P., a Delaware limited partnership ("N. N. Investors"), ST Ranch GenPar, Inc., a Texas corporation and FW Ranch Partners, L.P., a Texas limited partnership ("FW Ranch", and collectively the "Sellers"), pursuant to an Agreement for Sale and Purchase of Partnership Interests dated as of August 3, 1997 by and among such entities and the Company (the "Acquisition Agreement").

  The principal assets of WFLP and FWRLP consist of approximately 47,000 acres of agricultural land (the "Properties") situated in the Southwestern United States, the large majority of which are in Imperial County, California located within the Imperial Irrigation District. Pursuant to Farm Lease Agreements dated September 17, 1997 (the "Farm Lease Agreements"), the portion of the Properties not leased to third party agricultural tenants has been leased to N.N. Investors and FW Ranch, in each case for agricultural purposes for a two-year term, subject to earlier termination in certain circumstances. The lessees have the right to use water available to the respective Properties, subject to the Company's right to transfer or otherwise dispose of such water pursuant to the water rights appurtenant to the Properties, which the Company has retained.

  The Sellers and the Company also entered into a Transfer, Registration Rights and Governance Agreement (the "Transfer Agreement") dated as of September 17, 1997 which provides, among other things, (i) for certain restrictions on acquisitions of additional shares of Common Stock and dispositions of the Shares by, and on certain other activities of, the Sellers and their permitted transferees (the "Holders") and their respective affiliates; (ii) for certain registration rights on the part of the Holders; and (iii) that the Holders have the right to nominate one director for election to the Company's Board of Directors so long as the Holders have beneficial ownership of not less than 5% of the Company's outstanding Common Stock, and to approve the Company's next non-officer nominee to the Board of Directors so long as the Holders have beneficial ownership of not less than 7 1/2% of the Company's outstanding Common Stock.

  The foregoing is qualified in its entirety by the text of the Acquisition Agreement, Warrant Agreement, and Transfer Agreement attached to this Form 8-K or incorporated herein by reference as exhibits hereto.

  In accordance with their rights under the Transfer Agreement, the Sellers have designated, and the Company's Board of Directors has appointed, Ardon Moore to serve as a Class I director of the Company until the Company's Annual Meeting in 2000. Mr. Moore has been employed by Lee M. Bass, Inc. for more than 9 years. In that capacity, he provides investment and management services for entities associated with certain members of the Bass family, Fort Worth, Texas.

Item 7.     Financial Statements and Exhibits.


  (c)       Exhibits.

Exhibit No.              Description
-----------              ------------

          2.1 Agreement for Sale and Purchase of Partnership Interests by and among Western Farm & Cattle Company, California Land & Cattle Company, N.N. Investors, L.P., ST Ranch GenPar, Inc., FW Ranch Partners, L.P. and the Registrant dated as of August 3, 1997, incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated August 4, 1997 (File No. 1-10728).



          2.2 Transfer, Registration Rights and Governance Agreement among the Registrant, Western Farm & Cattle Company, N.N. Investors, L.P., California Land & Cattle Company, ST Ranch GenPar, Inc. and FW Ranch Partners, L.P. dated as of September 17, 1997.



          4.1 Warrant Agreement dated September 17, 1997 by and among the Registrant, Western Farm & Cattle Company, California Land & Cattle Company, N.N. Investors, L.P., ST Ranch GenPar, Inc. and FW Ranch Partners, L.P.

                                 SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              United States Filter Corporation


Date:  September 26, 1997        By:  /s/ Damian C. Georgino
                                 ---------------------------
                                 Damian C. Georgino
                                 Senior Vice President, General
                                 Counsel and Corporate Secretary

                                 EXHIBIT INDEX




Exhibit No.            Description
-----------            -----------

          2.1 Agreement for Sale and Purchase of Partnership Interests by and among Western Farm & Cattle Company, California Land & Cattle Company, N.N. Investors, L.P., ST Ranch GenPar, Inc., FW Ranch Partners, L.P. and the Registrant dated as of August 3, 1997, incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated August 4, 1997 (File No. 1-10728).



          2.2 Transfer, Registration Rights and Governance Agreement among the Registrant, Western Farm & Cattle Company, N.N. Investors, L.P., California Land & Cattle Company, ST Ranch GenPar, Inc. and FW Ranch Partners, L.P. dated as of September 17, 1997.

          4.1 Warrant Agreement dated September 17, 1997 by and among the Registrant, Western Farm & Cattle Company, California Land & Cattle Company, N.N. Investors, L.P., ST Ranch GenPar, Inc. and FW Ranch Partners, L.P.